**DAY PITNEY** LLP

BOSTON CONNECTICUT NEW JERSEY NEW YORK WASHINGTON, D.C.

**DAVID S. SAGER**
Attorney At Law

*Mail To:* P.O. Box 1945 Morristown, NJ 07962
*Deliver To:* 200 Campus Drive Florham Park, NJ 07932
T: 973-966-8121 F: (973) 966 1015
dsager@daypitney.com

July 17, 2007

VIA E-MAIL AND OVERNIGHT DELIVERY

James V. McTevia
McTevia & Associates, LLC
Trustee Under a Trust Agreement for
Hercon Laboratories Corp.
30300 Telegraph Road, Suite 185
Bingham Farms, MI 48025

Michael Traison, Esq.
Miller, Canfield, Paddock and Stone, PLC
150 W. Jefferson, Suite 2500
Detroit, MI 48226

Re: Amendment to Final Judgment On Consent

Gentlemen:

On behalf of Key Pharmaceuticals, Inc. ("Key"), I write regarding the request by Hercon Laboratories Corp. ("Hercon") to extend its ability to operate under the Final Judgment On Consent entered on June 6, 2007 (the "Consent Judgment") in the case of *Key Pharmaceuticals, Inc. v. Hercon Laboratories Corp.*, No. 07-2003 (SRC) (D.N.J.).

Key has agreed to extend Hercon's limited right to operate under the Consent Judgment through November 16, 2007 subject to Hercon's payment of $150,000 in three monthly installments of $50,000 in immediately available funds to be received by Key by August 18, 2007, September 15, 2007, and October 13, 2007, respectively. Such payments are to be deemed additional consideration and shall not affect Hercon's obligation to comply with all of its obligations under the Consent Judgment, which remains in full force and effect. The payments required by this letter agreement shall reduce the principal due under Consent Judgment by the amount of the actual payment made (i.e., such payments shall not reduce the amount due under the Consent Judgment by twice the amount of payments made). Additional payments against principal made by Hercon and received by Key by November 16, 2007, excluding the $150,000 due under this letter agreement and any royalties that are otherwise due pursuant to the limited license granted under the Consent Judgment, shall reduce the Consent Judgment by twice the amount of such additional payment.

DAY PITNEY LLP

July 17, 2007
Page 2

Please indicate Hercon's consent to this letter agreement by signing below.

Very truly yours,

David S. Sager

| McTEVIA & ASSOCIATES, LLC<br>Trustee pursuant to Trust Mortgage | HERCON LABORATORIES CORP. |
|---|---|
| By: ______________________<br>James V. McTevia<br>Managing Member | By: ______________________<br>RONALD J. BURGHAUSER<br>Title: CFO |
| Dated: July 18, 2007 | Dated: July 23, 2007 |